UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 20, 2006
                Date of Report (Date of earliest event reported)


                        Global Entertainment Corporation
             (Exact name of registrant as specified in its charter)


          Nevada                       000-50643                 86-0933274
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                  Number)              Identification No.)


4909 E. McDowell Rd., Suite 104, Phoenix, AZ                     85008-4393
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (480) 994-0772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     Wayne H. Davis has announced his resignation as Vice President of Global Entertainment Corporation (the "Registrant"), effective June 20, 2006. Mr. Davis will continue to serve the Registrant as an employee of one of its business units. The Registrant does not intend to appoint a new Vice President.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBAL ENTERTAINMENT CORPORATION



Date: June 22, 2006                          By: /s/ J. Craig Johnson
                                                --------------------------------
                                             Name:  J. Craig Johnson
                                             Title: Executive Vice President and
                                                    Chief Financial Officer